THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR SUCH SECURITIES ARE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAW AND THE COMPANY WILL BE PROVIDED WITH AN OPINION OF COUNSEL IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

WITHOUT COMPLIANCE WITH ALL APPLICABLE CANADIAN SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL THE DATE THAT IS FOUR MONTHS AND ONE DAY FROM THE DATE OF ISSUANCE OF THIS SECURITY.

“This Debenture and the indebtedness evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of October 1, 2007 and as among Theodore Popel, and SWC Services, LLC, as Administrative Agent, to the Senior Indebtedness (as such terms are defined in the Subordination Agreement), and each holder of this Debenture, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.”

CARBIZ INC.

Convertible Debenture

October 1, 2007

No. _____	US$_____________

          This Convertible Debenture (the “Debenture”) is issued on October 1, 2007 (the “Closing Date”) by Carbiz Inc., an Ontario, Canada corporation (the “Company”), to (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended, (the “U.S. Securities Act”) and applicable state securities laws.

ARTICLE I.

          Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder on December 01, 2011 (the “Repayment Date”) in lawful money of the United States of America and in immediately available funds the principal ____________________________________________U.S. Dollars (US$____________ ) together with accrued but unpaid interest on the unpaid principal of this Debenture at the rate of eleven percent (11%) per annum compounded monthly, to the extent unpaid, from the date hereof until paid. Interest shall be computed on the basis of a 365-day year and the actual days elapsed.

          Section 1.02 Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day or at any subsequent time, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into Common Shares at the price per share (the “Conversion Price”) equal to the lesser of (a) an amount equal to twenty-two cents (US$0.22) (the “Fixed Price”), or (b) an amount equal to eighty-five percent (85%) of the lowest daily closing bid price (the “Closing Bid Price”) of the Company’s Common Shares, as quoted by Bloomberg, L.P., both for the five (5) trading days immediately preceding the Conversion Date (as defined herein). As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.’s Over-The-Counter Bulletin Board, Nasdaq Capital Market, Nasdaq Global Market or American Stock Exchange. If the Common Shares are not traded on a Principal Market, the Closing Bid Price and/or the VWAP shall mean, the reported Closing Bid Price or the VWAP for the Common Shares, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of “Exhibit A” to this Debenture, with appropriate insertions (the “Conversion Notice”), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice. Within three (3) days of receipt of a Conversion Notice from the Holder, the Company may redeem any conversion for cash in lieu of issuing the Conversion Shares by paying a 15% redemption premium when the price of the Common Shares is below the Fixed Price.

          This Debenture may not be converted unless an exemption is available from the registration requirements under the U. S. Securities Act, and the securities laws of all applicable states, and the Company has received an opinion of counsel or other evidence to such effect reasonably satisfactory to it; provided, however, that a holder who purchased this Debenture in the Company’s private placement of such securities will not be required to deliver an opinion of counsel in connection with the conversion of this Debenture. Upon conversion of this Debenture, the certificate representing the Conversion Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available and will contain any other restrictions required by applicable United States federal or state securities laws. Further, without compliance with all applicable Canadian securities legislation, this Debenture and any securities received upon conversion of this Debenture, may not be sold, transferred, hypothecated or otherwise traded in Canada or to or for the benefit of a Canadian resident until the date that is four months and one day from the Closing Date.

          Section 1.03 Reservation of Common Shares. The Company shall reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of this Debenture, such number of Common Shares as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its shareholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized Common Shares.

          Section 1.04 Right of Redemption. Provided that the Common Shares are trading below the Fixed Price, the Company at its option shall have the right to redeem, with three (3) business days advance written notice (the “Redemption Notice”), a portion or all outstanding Debenture. For all amounts redeemed the redemption price shall be one hundred fifteen percent (115%) of the amount redeemed including accrued interest (the “Redemption Amount.”) The Company shall deliver to the Holder the Redemption Amount on the third (3rd) business day after the Redemption Notice.

          Section 1.05 Mandatory Redemption. The Company agrees to the mandatory redemption schedule attached hereto as “Exhibit B.” The Company is required to redeem any and all amounts that are not converted in accordance with Exhibit B and shall pay the Redemption Premiums as set forth on Exhibit B.

          Section 1.06 Interest Payments. As set forth in Exhibit B, all interest accruing on U.S. Dollars (US$ ) of the principal amount due hereunder for months one (1) through twenty-four (24) shall be paid in a lump sum due on the date of payment of such principal amount at month thirty-nine (39). Interest on the principal amount hereof outstanding on the end of month twenty-four (24) and thereafter will be paid monthly (the “Interest Payment Date”) to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash or in the form of Common Shares. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash or in the form of Common Shares. If paid in the form of Common Shares, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of Common Shares with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Shares per share does not equal the total interest due, the Company will pay the balance in cash.

          Section 1.07 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days’ written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

ARTICLE II.

          Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.

          Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; or (c) events of bankruptcy or insolvency. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture, convert all debentures outstanding and accrued interest thereon into Common Shares pursuant to Section 1.02 herein.

ARTICLE IV.

          Section 4.01 Rights and Terms of Conversion. Subject to the terms hereof, this Debenture, in whole or in part, may be converted at any time following the Closing Date, into Common Shares at a price equal to the Conversion Price as described in Section 1.02 above.

          Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the reduced original principal amount.

          Section 4.03 Termination of Conversion Rights. The Holder’s right to convert the Debenture into the Common Shares in accordance with this Debenture shall terminate on the date that is the third (3rd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 1.02 hereof, and the appropriate Common Shares and amount of interest shall be issued to the Holder.

ARTICLE V.

          Section 5.01 Anti-dilution. In the event that the Company shall at any time subdivide the outstanding Common Shares, or shall issue a stock dividend on the outstanding Common Shares, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding Common Shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

ARTICLE VI.

          Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:	Carbiz Inc.
7405 North Tamiami Trail
Sarasota, FL 34243
Attention: Mr. Carl Ritter, CEO
Telephone: (800) 547-2277
Facsimile: (941) 308-2718

With a copy to:	Shumaker, Loop & Kendrick, LLP
101 E. Kennedy Blvd., Suite 2800
Tampa, Florida 33602
Attention: Michael H. Robbins, Esq.
Telephone: (813) 227-2230
Facsimile: (813) 229-1660

If to the Holder:

Facsimile: _____________________________

          Section 6.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of Florida or the state courts of the State of Florida sitting in Broward County, Florida in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

          Section 6.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

          Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

          Section 6.05 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute one instrument.

          IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

CARBIZ INC.

By: __________________________________
Name: Carl Ritter
Title:   CEO

EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Debenture)

TO:

          The undersigned hereby irrevocably elects to convert US$ of the principal amount of the above Debenture into Common Shares of CARBIZ INC., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:

Applicable Conversion Price:

Signature:

Name:

Address:

Amount to be converted:	US$

Amount of Debenture unconverted:	US$

Conversion Price per share:	US$

Number of Common Shares to be issued:

Please issue the Common Shares in the following name and to the following address:

Issue to:

Authorized Signature:

Name:

Title:

Phone Number:

Broker DTC Participant Code:

Account Number:

          The undersigned represents, warrants and certifies as follows (only one of the following must be checked):

A-1

A. [ ]

The undersigned holder (a) purchased these Debentures directly from the Company pursuant to a written purchase agreement for the purchase of such securities, and (b) is converting these Debentures for its own account and not on behalf of any other person; or

B. [ ]

The undersigned holder has delivered to the Company a written opinion of counsel of recognized standing or such other evidence in form and substance satisfactory to the Company to the effect that an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and applicable state securities laws is available for the issuance of the Conversion Shares.

The undersigned holder understands that the certificate representing the Conversion Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available and will contain any other restrictions required by applicable United States federal or state securities laws or Canadian securities laws. With respect to Box A above, the undersigned holder agrees to provide any additional information that the Company may reasonably request to establish that an exemption or exclusion from registration under the U.S. Securities Act is available for the issuance of the Conversion Shares. Unless Box B above is checked, certificates representing Conversion Shares will not be registered or delivered to an address in the United States.

If Box B is checked, any opinion tendered or other evidence delivered must be in form and substance reasonably satisfactory to the Company. Holders planning to deliver such documentation in connection with the conversion of a Debenture should contact the Company in advance to determine whether such documentation will be acceptable to the Company.

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EXHIBIT B

MANDATORY REDEMPTION SCHEDULE

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